Certain Transactions	9 Months Ended
Sep. 30, 2012
Certain Transactions [Abstract]
Certain Transactions
Note 2 - Certain Transactions:

A.
On March 19, 2012, the Company entered into a series of agreements that became effective on May 4, 2012 with three of the Company's shareholders:  Lake Union, Prescott and Columbia, or the three shareholders, which include the following:

An Assignment and Assumption Agreement pursuant to which the rights and obligations of the lenders with respect to a $5 million loan granted to us in April 2011 and was due in May 2012, by a financial institution and other lenders, were purchased by the three shareholders in equal shares, subject to certain terms and conditions that will be effective following May 2012:

•	Due date on May 1, 2014 with a principal of 5 $ million and a quarterly interest rate of 6% per annum.

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Accrued interest can be converted every three months either by the lenders or by the company into the company's ordinary shares. Upon conversion of the accrued interest, the number of shares will be determined according to the lower of 20-day volume weighted average price per share (three trading-days prior to the payment date- every quarter) or $3 per share.

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Principal and accrued interest can be converted only by the lenders into the company's ordinary shares within 120 days of the closing date, upon conversion, the number of shares will be determined according to the lower of 30-day volume weighted average price per share (three trading-days prior to the closing date) and $3 per share.

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Following 120 days in case of no conversion of the principal, the lenders will be entitled to the issuance of 18.7% of the Company's outstanding share capital as of the date of issuance. Following 120 days the conversion rate will be changed, and the number of shares upon conversion will be based only on a price of $3 per share.

In addition, the three shareholders provided to us a $500 thousand bridge loan for one year bearing nominal interest of 7% per annum. The principal and the accrued interest can be converted into shares according to the lower of 30-day volume weighted average price per share prior to closing or 3$ per share.

The company concluded that the conversion option is to be bifurcated and accounted for as an embedded derivative. The fair value of the derivative upon closing amounted to $3.7 million.

During the second quarter of 2012 the three shareholders exercised their conversion right with respect to the two loans as abovementioned, and accordingly, the Company issued to Lake Union 1,221,027 ordinary shares, to Prescott 1,230,820 ordinary shares and to Columbia 1,226,545 ordinary shares based on the 1.56 $ per share which is the 30-day volume weighted average price per share prior to closing. Upon conversion the principal net of discount and the derivative amounted to $9.6 million were classified to equity.

An  additional loans of up to $1.5 million bearing an interest at a rate of 8% per annum, can be extended by the three shareholders no later than May 3, 2013 including conversion rights., insofar as so mutually agreed by the parties.

Registration Rights Agreement pursuant to which the Company are required to file a registration statement on Form F-3 to cover the resale of the ordinary shares issued upon conversion of the abovementioned loans and interest accrued thereon.

B.	In June, 2012, the company sold its holdings in BluePhoenix Knowledge Management Systems Ltd., for a consideration of $550 thousand. As a result the company recorded a loss of $1,123 thousand.